                                   FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d)  of the Securities Exchange Act of 1934

     Date of Report : November 6, 1996


                         COMMISSION FILE NUMBER 1-13068

                                  IRATA, INC.
                              (Name of registrant)

TEXAS                                                 76-0366015
(State of incorporation)                              (IRS Employer
                                                      Identification No.)

8554 KATY FREEWAY, SUITE  100, HOUSTON, TEXAS         77024
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code    (713) 467-4300

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Exhibit 99 is on page 4

ITEM 5. OTHER EVENTS


     Exhibits

     99  Press Release of Irata, Inc. dated November 6, 1996 (filed herewith)



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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           IRATA, INC.
                                           (Registrant)

Date:  November 6, 1996                    /s/ Lance P. Wimmer
                                           -------------------

                                               Lance P. Wimmer
                                           President and Chief Executive Officer



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